UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Texas Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TEXAS INDUSTRIES, INC.

1341 W. Mockingbird Lane, Suite 700W, Dallas, TX 75247

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Wednesday, October 12, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/txi

This communication is not a form for voting. It presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

TEXAS INDUSTRIES, INC.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 30, 2011 to facilitate timely delivery. You will not receive a paper or e-mail copy unless you request one.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/txi

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Shareholder:

The 2011 Annual Meeting of Shareholders of Texas Industries, Inc. (the “Company”) will be held at Cityplace Conference and Event Center, Thompson Amphitheater, located at 2711 North Haskell Avenue, Dallas, Texas, on Wednesday, October 12, 2011, at 9:30 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect six directors to terms expiring in 2012;

(2)	to ratify the selection of Ernst & Young LLP as the Company’s independent auditors;

(3)	approve, in a non-binding advisory vote, the Company’s executive compensation;

(4)	approve, in a non-binding advisory vote, the frequency of future votes on executive compensation; and

(5)	to transact any other business properly brought before the meeting.

The Board of Directors recommends a vote “FOR” the Board’s nominees, “FOR” the ratification of Ernst & Young

LLP, “FOR” the advisory resolution on executive compensation, and for conducting future advisory votes on executive compensation every “1 Year”.

The Board of Directors has fixed the close of business on August 15, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
”
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	ž

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Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://investorrelations.txi.com/events.cfm.

The following materials are available for you to review online:

•	the Company’s 2011 Proxy Statement;

•	the Company’s Annual Report for the year ended May 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials for the Annual Meeting and future shareholder meetings:

(you must reference your 11 digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11 digit control number in your email)
Internet:	http://www.proxyvoting.com/txi

The Proxy Materials for Texas Industries, Inc. are available to review at:

http://www.proxyvoting.com/txi

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

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